UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________________
FORM 8-K
__________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:
(Date of earliest event reported)
May 10, 2017
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RENT-A-CENTER, INC.
(Exact name of registrant as specified in its charter)
 ___________________________________________________

Delaware	0-25370	45-0491516
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
5501 Headquarters Drive
Plano, Texas 75024
(Address of principal executive offices, including zip code)
(972) 801-1100
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Rent-A-Center, Inc. (the “Company”) today announced that it has named Joel M. Mussat, 45, as Executive Vice President - Chief Operating Officer, effective as of May 5, 2017. Mr. Mussat was employed by Vixxo, Inc. as its Chief Operating Officer from January 2016 to May 2017. Mr. Mussat previously served as the Company’s Executive Vice President - Chief Omnichannel Officer from January 2014 until January 2016; Executive Vice President - Emerging Businesses from May 2012 until January 2014; Executive Vice President - Emerging Businesses and Strategic Planning from August 2011 until April 2012; Senior Vice President - Strategic Planning and New Business Development from December 2009 until August 2011; and as Vice President - Strategic Planning from December 2005 until December 2009.
In connection with the appointment of Mr. Mussat as Executive Vice President - Chief Operating Officer of the Company, Mr. Mussat and the Company have agreed that Mr. Mussat’s annual base salary will be $525,000, and Mr. Mussat will be eligible to participate in the Company’s annual cash bonus and equity compensation programs. Mr. Mussat’s target annual cash bonus will be 75% of his annual base salary. Mr. Mussat’s target annual equity compensation will be 100% of his annual base salary and shall be paid consistent with the equity compensation paid to executive officers of the Company, as described in the Company’s Proxy Statement for the 2017 Annual Meeting of Stockholders. Mr. Mussat will also receive a cash sign-on bonus payment in the amount of $100,000 within 30 days of the commencement of his employment. Mr. Mussat will receive relocation benefits in accordance with Company policy, and he will be eligible to participate in benefit plans and programs (e.g., medical, dental, life insurance and 401(k)) that the Company provides generally to comparable senior executives.
On July 1, 2017, the first business day of the quarter following Mr. Mussat’s employment commencement date, the Company will make the following equity grants to him:

•	7,500 restricted stock units which vest after one year;

•	Options to purchase the common stock of the Company valued at $52,500 (vesting ratably over 4 years beginning on the first anniversary of the date of grant);

•	Restricted stock units valued at $52,500, which will vest on February 16, 2020; and

•
Restricted stock units valued at $157,500, which will vest based on the Company’s relative Total Shareholder Return performance as compared to the S&P 1500 Specialty Retail Index over the period January 1, 2017 - December 31, 2019.

Item 8.01    Other Events.
On May 10, 2017, the Company issued a press release announcing the matters addressed in Item 5.02 of this Current Report on Form 8-K. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by this reference.
Item 9.01     Financial Statements and Exhibits.
(d) Exhibits.

Exhibit 99.1	Press Release issued on May 10, 2017, by Rent-A-Center, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, he Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RENT-A-CENTER, INC.

Date: May 10, 2017	By:	/s/ Dawn M. Wolverton
Dawn M. Wolverton
Vice President – Assistant General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued on May 10, 2017, by Rent-A-Center, Inc.

3